UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 28, 2002

                                (Date of Report)


                           DOLLAR GENERAL CORPORATION

             (Exact name of registrant as specified in its charter)


        TENNESSEE                     001-11421                  61-0502302
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)

                                100 Mission Ridge
                         Goodlettsville, Tennessee 37072
               (Address of principal executive offices) (Zip code)

                                 (615) 855-4000

              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE

     On August 28, 2002, Cal Turner, Chief Executive Officer of Dollar General Corporation (the "Company") and James J. Hagan, Chief Financial Officer of the Company, each submitted to the Securities and Exchange Commission (the "Commission") a sworn statement pursuant to the Commission's June 27, 2002 Order No. 4-460 Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2.

     Also on August 28, 2002, the Company filed its Quarterly Report on Form 10-Q for the period ended August 2, 2002, which was accompanied by written statements of the Chief Executive Officer and the Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350. Copies of these statements are attached hereto as Exhibits 99.2 and 99.3.

     The Company makes this report on Form 8-K pursuant to Regulation FD (17 CFR 243.100-243.103).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 28, 2002              DOLLAR GENERAL CORPORATION

                                     By:      /s/  Susan S. Lanigan
                                              ----------------------------------
                                      Name:   Susan S. Lanigan
                                      Title:  Vice President, General Counsel
                                              and Corporate Secretary

                                  Exhibit Index
                                  -------------

Exhibit No.                Description
-----------                -----------

99.1 Statement Under Oath of Principal Executive Officer, dated August 28, 2002, pursuant to the Securities and Exchange Commission's June 27, 2002 Order No. 4-460

99.2 Statement Under Oath of Principal Financial Officer, dated August 28, 2002, pursuant to the Securities and Exchange Commission's June 27, 2002 Order No.4-460

99.3 Certification of Chief Executive Officer, dated August 28, 2002, pursuant to 18 U.S.C. Section 1350

99.4 Certification of Chief Financial Officer, dated August 28, 2002, pursuant to 18 U.S.C. Section 1350